Exhibit 32.0


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Bizcom U.S.A., Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hanan Klein, Chief Executive Officer, President, Principal Executive, Financial and Accounting Officer, Secretary and Chairman of the Board of Directors, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 30, 2005


                          /s/ Hanan Klein
                          --------------------------------------------
                          Hanan Klein
                          Chief Executive Officer, President,
                          Principal Executive, Financial and Accounting Officer, Secretary and Chairman of the Board of Directors